UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2007

Home Equity Mortgage Trust 2007-1
(Exact name of issuing entity as specified in its charter)

Credit Suisse First Boston Mortgage Acceptance Corp.
(Exact name of depositor as specified in its charter)

DLJ Mortgage Capital, Inc.
(Exact name of sponsor as specified in its charter)

Delaware	333-132765-01	13-3460894
(State or other jurisdiction	(Commission File Number	(IRS. Employer
of incorporation)		Identification No.)

Eleven Madison Avenue
New York, New York 10010
(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code: (212) 325-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)           Not applicable

(b)           Not applicable

(c)           Exhibits:

25.1 Statement of Eligibility of U.S. Bank National Association on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Indenture Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

By: /s/ Kevin Steele
Name: Kevin Steele
Title: Vice President

Dated: March 7, 2007

Index to Exhibits

Exhibit Number	Description

25.1	Statement of Eligibility of U.S. Bank National Association on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Indenture Trustee.